UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

BIO-KEY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E

Wall, NJ 07719

(Address of principal executive offices) (Zip Code)

(732) 359-1100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

BIO-key International, Inc. (the “Company,”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, June 22, 2018. All holders of record of the Company’s common stock, Series A-1 Preferred Stock, and Series B-1 Preferred Stock outstanding as of the close of business on April 25, 2018 were entitled to vote at the Special Meeting. Holders of Series A-1 Preferred Stock and Series B-1 Preferred Stock voted on an as converted to common stock basis together with holders of common stock as a single class. At the Annual Meeting, stockholders approved the proposals set forth below. Each of the proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 30, 2018.

1.     Proposal to elect the following nominees to serve as members of the Company’s board of directors for a one-year term: Michael W. DePasquale, Wong Kwok Fong (Kelvin), Thomas Gilley, Thomas E. Bush, III, Pieter Knook, Robert J. Michel, Fabian Shin and Yao Jianhui. Each of the nominees were elected and the final voting results were as follows:

Name Michael DePasquale Wong Kwok Fong (Kelvin) Thomas Gilley Thomas E. Bush, III Pieter Knook Robert J. Michel Fabian Shin Yao Jianhui	Votes For 5,333,795 5,468,198 5,447,369 5,447,591 5,468,615 5,447,616 5,467,433 5,468,301	Withheld 215,236 80,833 101,662 101,440 80,416 101,415 81,598 80,730	Broker Non-Votes 3,718,192 3,718,192 3,718,192 3,718,192 3,718,192 3,718,192 3,718,192 3,718,192

2.     Proposal to ratify the selection of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The proposal was approved and the final voting results were as follows:

Votes For 9,050,441	Votes Against 45,505	Abstentions 171,277	Broker Non-Votes 0

3.       Proposal to approve, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers during the year ended December 31, 2017.  The proposal was approved and the final voting results were as follows:

Votes For 5,385,006	Votes Against 107,733	Abstentions 56,292	Broker Non-Votes 3,718,192

4.       Proposal to approve, on a non-binding and advisory basis, frequency of advisory approval of the compensation paid to the Company’s named executive officers.  The stockholders approved, on a non-binding and advisory basis, holding the advisory vote on compensation paid to the Company’s named executive officers every three years. The final voting results were as follows:

One Year 2,036,248	Two Years 167,961	Three Years 3,223,992	Abstentions 121,100

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-key International, Inc.

Date: June 27, 2018	By:	/s/ Cecilia Welch
Cecilia Welch
Chief Financial Officer